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                                                                      EXHIBIT 23


                            ARTHUR ANDERSEN LLP





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 33-34964, No. 33-84220 and No. 33-60975.





                                            /s/ ARTHUR ANDERSEN LLP
                                            ARTHUR ANDERSEN LLP

Denver, Colorado,
  March 27, 1997.